UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☑ Filed by the Registrant ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under ss.240.14a-12

LITHIUM AMERICAS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! LITHIUM AMERICAS CORP. 2025 Annual and Special Meeting Vote by June 9, 2025 9:00 AM PT LITHIUM AMERICAS CORP. 3260 - 666 BURRARD ST VANCOUVER, BC V6C 2X8 CANADA V73145-P25214 You invested in LITHIUM AMERICAS CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual and Special Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 11, 2025 9:00 a.m., Pacific Time Virtually at: www.virtualshareholdermeeting.com/LAC2025 *Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	**Number of Directors** To set the Number of Directors at eight (8).	For
2.	**Election of Directors**	
2a.	Kelvin Dushnisky	For
2b.	Michael Brown	For
2c.	Fabiana Chubbs	For
2d.	Jonathan Evans	For
2e.	Yuan Gao	For
2f.	Zach Kirkman	For
2g.	Jinhee Magie	For
2h.	Philip Montgomery	For
3.	**Appointment of Auditors** Appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	For
4.	**Approval of the Adoption of the Amended and Restated Lithium Americas Corp. Equity Incentive Plan** To consider and, if deemed appropriate, to approve, with or without variation, an ordinary resolution, substantially in the form set out in the proxy statement for the 2025 Annual and Special Meeting of Shareholders of the Corporation under the heading Proposal No. 4: Approval of the Amended and Restated Lithium Americas Corp. Equity Incentive Plan – Approval of the A&R Plan Resolution approving the adoption of the Amended and Restated Lithium Americas Corp. Equity Incentive Plan, as more particularly described in such proxy statement.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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